Exhibit 10.14

                                BANK OF SMITHTOWN
                              One East Main Street
                            Smithtown, New York 11787

                                                  Wall Street Journal Prime Rate
COMMERCIAL DEMAND NOTE                                  Plus #.00% Adjusted on a
VARIABLE RATE                                     OFFERING RATE   Floating Basis
                                                                  ----------- --
(Secured or Unsecured)                               $ 500,000.00********
                                                     ---------------------------
                                                     New York December 24, 1996

     ON DEMAND FOR VALUE RECEIVED, the undersigned promises to pay to the order of BANK OF SMITHTOWN (the Bank) at any of its banking offices, the sum of Five Hundred Thousand And NO/100 DOLLARS************************************* Dollars
($ 500,000.00****) with Interest computed from the date hereof on the principle balance at the Offering Rate, as that rate may vary from time to time, until paid in full. The term Offering Rate as used herein shall mean the rate of interest fixed from time to time by the Bank, in its discretion, as its Offering Rate for commercial loans secured by the type of collateral, if any, securing this note. Interest after demand shall accrue at the rate of three percent (3%) per annum in excess of the applicable Offering Rate but in no event higher than the maximum rate permitted by law.


Interest shall be payable: [ ]   Quarterly     [X]   Monthly  VIA A/C DEBIT: # 0134030436
                           [ ]   On Demand     [X]   Other (specify)  See Note Rider Attached
                                                                      ------------------------
                                                                      and Made a Part Hereof.

     Upon the happening of any of the following events, with respect to any of the undersigned or any endorser or guarantor (hereinafter jointly and severally a Party) this note shall, at the option of the Bank or any holder hereof, become immediately due and payable, without notice or demand: (1) a default in payment or performance of this or any other obligation to the Bank; (2) death, insolvency or the making of a general assignment for the benefit of creditors;
(3) the commencement of any insolvency or bankruptcy proceeding; (4) suspension of the transaction of usual business; (5) entry of a judgment; or (6) the happening of any other event which causes the Bank or any holder hereof reasonably to deem itself insecure. The Bank is hereby given a lien upon, security interest in and right of set-off against all deposits or other property of any Party now or hereafter in the possession or control of the Bank, in any capacity whatsoever together appropriate and apply all such deposits, credits or money owed by the Bank to any Party to the payment or reduction, either in whole or in part, of this note or any other obligation of such Party, whether then due or then contingent or portion of the finance charge, if any, provided that a minimum finance charge of Ten Dollars ($10.00) shall be paid and no repayment of less than One Dollar ($1.00) shall be made. Each Party, in any litigation in which the Bank, or the holder hereof, shall be an adverse party, hereby waives trial by jury and the right to interpose any affirmative defense, set-off or counterclaim whatsoever. If this note shall be referred to an attorney for collection, there shall be due and payable an attorney's fee of twenty percent (20%) of alls ums due hereon (or such lower amount as the court shall allow) and all coasts and expenses of any action. Failure by the Bank to exercise any rights hereunder shall not be deemed a waiver of any rights. All parties hereto shall be jointly and severally liable hereunder. This note shall be governed and construed in accordance with the laws of the State of New York. Any provision hereof which may prove unenforceable under any law shall not affect the validity of any other provision hereof. The undersigned authorizes the Bank to complete this note in any particulars according to the terms of the loan evidenced hereby.

     The undersigned, all endorsers and all guarantors to this note hereby waive presentment, demand, protest and notices of protest and dishonor.

                                           International Purchasing Services
                                           -------------------------------------
                                           Name (print or type)

700 VETERAN'S HIGHWAY                      /s/  Richard Goodhart, President
---------------------                      -------------------------------------
No. and Street                             Signature

Hauppauge  NY  11788
------------------------------------       -------------------------------------
City, State, Zip                           Signature

[ X ]     This note is secured by a General Security Agreement or other Security
Agreement or Pledge.

Description of Collateral: UCC-1 Filings on All Corporate Assets; Assignment of Contract Rights and Proceeds under Contract Between Dept of Telecommunications, Govt of India dated 10/06/96 In the Amount of $1,141,015 USDollars; (39935548.87 Indian Ruples)



                                BANK INFORMATION


Company Name

                  International Purchasing Services, Inc.
                  325 Wireless Blvd.
                  Hauppauge, NY 11787

Bank Name and Address

                  HSBC Bank USA
                  660 Vanderbilt Motor Parkway
                  Hauppauge, NY 11788

Bank Account No.

                  932-151825

ABA No.

                  021410080

Bank of Smithtown                                           One East Main Street
                                                                    P.O. Box 456
     Founded 1910                                 Smithtown, New York 11787-2801

                                                       direct dial: 631-360-9342



June 16, 2000


Richard Goodhart
C/O Accident Prevention Plus
325 Wireless Blvd
Hauppauge, NY 11788


Ref:   Comm Loan designated R. Goodhart

Dear Mr. Goodhart:



I understand there may be some confusion in connection with the loan in the amount of $ 43,827.74, which is titled R.Goodhaxt This balance consists of unpaid 1998 interest due from International Purchasing Services, Inc. As you may recall, the account was titled in this manner solely to distinguish it from the International Purchasing Services- the SBA loan within the context of your restructure agreement. You are a personal guarantor on this loan, however its origination, is from prior corporate debt.



Yours truly,

/s/  Robert Staron


Robert Staron
AVP Commercial Loans